UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Agreement.

On August 28, 2024, Pathward, N.A. (“Pathward”) a wholly owned subsidiary of Pathward Financial, Inc. (the “Company”), entered into an Asset Purchase and Sale Agreement (the “Purchase Agreement”), with AFS IBEX Financial Services, LLC (“Purchaser”) and Honor Capital Holdings, LLC as guarantor (“Guarantor”) pursuant to which Pathward agreed to sell to the Purchaser (the “Transaction”) substantially all of the assets and liabilities related to Pathward’s commercial insurance premium finance business (the “Business”).

The cash purchase price to be paid by the Purchaser at the closing consists of the final net asset value of the assets purchased pursuant to the Purchase Agreement, which was $617.1 million as of June 30, 2024, plus a $31.2 million premium, subject to fluctuations in the Business’ loan portfolio, plus the assumption by Purchaser of certain liabilities relating to the Business, subject to adjustment pursuant to the terms of the Purchase Agreement (the “Purchase Price”). The Purchaser’s obligations under the Purchase Agreement, including but not limited to payment of the Purchase Price, are guaranteed by Guarantor.

Consummation of the Transaction is subject to the satisfaction or waiver of certain customary conditions. The Purchase Agreement contains customary termination rights permitting each party to terminate the Purchase Agreement under certain specified circumstances. The Purchase Agreement contains customary representations, warranties and covenants, as well as certain indemnification provisions.

The foregoing description of the Purchase Agreement does not purport to be complete, and is subject to, and qualified in its entirety by, the terms of the Purchase Agreement, which is filed as Exhibit 2.01 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included as an exhibit hereto and summarized above solely to provide security holders with information regarding the Purchase Agreement’s terms. The representations and warranties contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or contained in confidential disclosure schedules. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information about the Company or Pathward. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or Pathward. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01    Regulation FD Disclosure.

On August 28, 2024, the Company issued a press release announcing Pathward’s entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The Company will host a conference call and webcast with corresponding presentation at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) on Thursday, August 29, 2024. The live webcast of the call can be accessed from Pathward’s Investor Relations website at www.pathwardfinancial.com. Telephone participants may access the conference call by dialing 1-833-470-1428 approximately 10 minutes prior to start time and reference access code 675477.

Information is being furnished herein in Exhibit 99.2 with respect to the Investor Update slide presentation prepared for use in connection with the Company’s conference call and webcast. The Investor Update slide presentation is dated August 28, 2024 and the Company does not undertake to update the materials after that date. This presentation is also available under the Presentations link in the Investor Relations – Events & Presentations section of the Company’s website at https://pathwardfinancial.com.

The information in this Item 7.01, including Exhibit 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Asset Purchase and Sale Agreement dated August 28, 2024, among Pathward, N.A., as seller, and AFS IBEX Financial Services, LLC as Purchaser and Honor Capital Holdings, LLC as Guarantor*
99.1	Press Release of Pathward Financial, Inc. dated August 28, 2024.
99.2	Investor Update slide presentation dated August 28, 2024
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

*The annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such annexes, schedules and exhibits, or any section thereof, to the SEC upon request.

Forward-Looking Statements
This Current Report contains certain “forward-looking statements” which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Among other things, these forward-looking statements include expectations concerning the estimated closing cash purchase price of the Transaction, expected timetable for completing the Transaction, and benefits of the Transaction to the Company. The Company’s actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties. Specific factors that might cause such a difference include but are not limited to: uncertainty as to whether the Transaction will be completed in a timely manner or at all; the conditions precedent to completion of the Transaction, including the ability to secure applicable third-party consents in a timely manner or at all or on expected terms; and risks of unexpected costs, liabilities or delays. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report. Additional discussions of risk factors affecting the Company’s business and prospects are reflected in the Company’s filings made with the Securities and Exchange Commission. Unless required by law, the Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances, or future events or for any other reason.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: August 28, 2024	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer